Exhibit 10.13

IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

ACTING-IN-CONCERT AGREEMENT

This Acting-in-Concert Agreement (the “Agreement”) is executed on March 4, 2021 by the following parties:

(i)	Yi Zhang, a citizen of the People’s Republic of China with ID number [***] (the “Founder”);

AN DIANG GROUP HOLDINGS LIMITED, a business company incorporated and existing under the laws of the British Virgin Islands;

YXRT Company Limited, a business company incorporated and existing under the laws of the British Virgin Islands;

ALL BRILLIANCE INVESTMENTS LIMITED, a business company incorporated and existing under the laws of the British Virgin Islands (AN DIANG GROUP HOLDINGS LIMITED, YXRT Company Limited and ALL BRILLIANCE INVESTMENTS LIMITED are collectively referred as the “Founder’s Holding Companies”);

(ii)	Rui Mi, a citizen of the People’s Republic of China with passport number [***];

Honeydrew Flower Field Ltd., a business company incorporated and existing under the laws of the British Virgin Islands;

ZM Home Limited, a business company incorporated and existing under the laws of the British Virgin Islands;

HOPEFUL WORLD COMPANY LIMTED, a business company incoroprated and existing under the laws of the British Virgin Islands (Honeydrew Flower Field Ltd., ZM Home Limited and HOPEFUL WORLD COMPANY LIMTED are collectively referred as the “Rui Mi’s Holding Companies);

(iii)	Xu Zhang, a citizen of the People’s Republic of China with passport number [***];

APEX PRIDE GLOBAL LIMITED, a business company incorporated and existing under the laws of the British Virgin Islands

Prosperous Sunrise Company Limited, a business company incorporated and existing under the laws of the British Virgin Islands;

MUCH GALAXY COMPANY LIMITED, a business company incorporated and existing under the laws of the British Virgin Islands (MUCH GALAXY COMPANY LIMITED, Prosperous Sunrise Company Limited and APEX PRIDE GLOBAL LIMITED are collectively referred as the “Xu Zhang’s Holding Companies”); and

(iv)	Nan Zhang, a citizen of the People’s Republic of China with passport number [***] (collectively with Yi Zhang, Rui Mi, Xu Zhang, the “Concert Parties”);

Spring Nanmu Islands Ltd., a business company incorporated and existing under the laws of the British Virgin Islands;

NNZF Company Limited, a business company incorporated and existing under the laws of the British Virgin Islands; and

ACTON TOWN INTERNATIONAL LIMITED, a business company incorporated and existing under the laws of the British Virgin Islands (Spring Nanmu Islands Ltd., NNZF Company Limited and ACTON TOWN INTERNATIONAL LIMITED are collectively referred as the “Nan Zhang’s Holding Companies”, together with Founder’s Holding Companies, Rui Mi’s Holding Companies and Xu Zhang’s Holding Companies, the “Concert Parties’ Holding Companies”).

Each of the parties above is referred to herein individually as a “Party” and collectively as the “Parties.”

Whereas:

1.	As at the date of this Agreement, the Founder, through the Founder’s Holding Companies and himself, shall hold 156,688,000 ordinary shares of par value US$0.000005 each (the “Ordinary Shares”) in the capital of YishengBio Co., Ltd (the “Company”);

2.	As at the date of this Agreement, Rui Mi, through the Rui Mi’s Holding Companies, shall hold 18,286,000 Ordinary Shares.

3.	As at the date of this Agreement, Xu Zhang, through Xu Zhang’s Holding Companies, shall hold 9,743,000 Ordinary Shares.

4.	As at the date of this Agreement, Nan Zhang, through Nan Zhang’s Holding Companies, shall hold 9,743,000 Ordinary Shares.

5.	The Concert Parties have acted in concert through their respective holding companies and/or their nominee holders, since the Commencement Date when they started to beneficially own the equity interests in the Company or Yisheng Biopharma Co., Ltd. (“Yisheng Biopharma”), prior to the completion of the reorganization of Yisheng Biopharma for the initial public offering of the Company.

6.	Sections 8 and 19(3) of the Electronic Transactions Act (As Revised) of the Cayman Islands shall not apply.

In order to confirm in writing and maintain the acting-in-concert arrangement between the Concert Parties as well as to maintain a stable shareholding structure and control of the Company, the Parties agree unanimously to the following arrangements:

1.	The Concert Parties have acted in concert with each other through their respective holding companies and/or their nominee holders, since April 2010 (the “Commencement Date”) when they started to beneficially own the equity interests in the Company or Yisheng Biopharma, prior to the completion of the reorganization of Yisheng Biopharma for the initial public offering of the Company. Each of Rui Mi, Xu Zhang and Nan Zhang has acted in concert and vote in accordance with the decisions and votes of the Founder since the Commencement Date, and if the Concert Parties were unable to reach a unanimous opinion in relation to the matters that require consents, resolutions or voting by shareholders of the Company, a decision that was made by the Founder were deemed as the final decision that was unanimously passed and agreed among the Concert Parties.

2.	The Concert Parties will continue to act in concert with each other, and will continue to cause the Concert Parties’ Holding Companies or their respective successors or assignees to act in concert with each other in relation to all matters that require the decisions of the shareholders of the Company and/or the directors of the board of the Company, including but not limited to all the matters stipulated in the memorandum and articles of associations of the Company that need to be resolved at a shareholders meeting and/or director meeting.

3.	For the purpose of Article 2 above, before the Parties act in concert, the Parties shall vote on the matters that require action in concert, and joint action shall be taken based on the results of the voting. Each of Rui Mi, Xu Zhang and Nan Zhang further agrees to act in concert and to vote on all matters that require the decisions of the shareholders of the Company and/or the directors of the board of the Company in accordance with the decisions and votes of the Founder. Each of the Parties agrees and confirms that, if Parties are unable to reach a unanimous opinion in relation to the matters that require consents, resolutions or voting by shareholders of the Company, a decision that is made by the Founder shall be deemed as the final decision that is unanimously passed and agreed among Parties. Parties shall act in concert with each other based on the contents of the aforesaid decision.

4.	This Agreement shall come into force from the date that the Parties sign this Agreement, and shall remain effective unless otherwise terminated by mutual consent of the Parties. Notwithstanding the foregoing, Article 7 shall survive the termination of this Agreement.

5.	A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act (As Revised) to enforce any term of this Agreement.

6.	This Agreement shall be governed by Cayman Islands Laws and any dispute or claim arising out of or in connection with it or its subject matter shall be interpreted in accordance with the laws of the Cayman Islands.

7.	This Agreement constitutes the full and entire understanding and agreement among the Parties with regard to the subjects hereof and thereof, and supersedes all other agreements between or among any of the Parties with respect to the subject matter hereof. After the execution and delivery of this Agreement, to the extent that there is any conflict between this Agreement and any provision of any other agreement, arrangement or understanding between the Company and any holder of equity securities of the Company, the terms and conditions of this Agreement shall prevail. This Agreement may be executed and delivered by facsimile or by .pdf file and upon such delivery the facsimile or .pdf signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Founder	Yi Zhang

/s/ Yi Zhang

Founder’s Holding Companies	AN DIANG GROUP HOLDINGS LIMITED

	By:	/s/ Yi Zhang
Name: Yi Zhang
Title: Director

YXRT Company Limited

	By:	/s/ Yi Zhang
Name: Yi Zhang
Title: Authorized Signatory

ALL BRILLIANCE INVESTMENTS LIMITED

	By:	/s/ Yi Zhang
Name: Yi Zhang
Title: Director

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Founder	Rui Mi

/s/ Rui Mi

Founder’s Holding Companies	Honeydrew Flower Field Ltd.

	By:	/s/ Rui Mi
Name: Rui Mi
Title: Director

ZM Home Limited

	By:	/s/ Rui Mi
Name: Rui Mi
Title: Authorized Signatory

HOPEFUL WORLD COMPANY LIMITED

	By:	/s/ Rui Mi
Name: Rui Mi
Title: Director

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Founder	Xu Zhang

/s/ Xu Zhang

Founder’s Holding Companies	MUCH GALAXY COMPANY LIMITED

	By:	/s/ Xu Zhang
Name: Xu Zhang
Title: Director

Prosperous Sunrise Company Limited

	By:	/s/ Xu Zhang
Name: Xu Zhang
Title: Authorized Signatory

APEX PRIDE GLOBAL LIMITED

	By:	/s/ Xu Zhang
Name: Xu Zhang
Title: Director

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Founder	Nan Zhang

/s/ Nan Zhang

Founder’s Holding Companies	Spring Nanmu Islands Ltd.

	By:	/s/ Nan Zhang
Name: Nan Zhang
Title: Director

NNZF Company Limited

	By:	/s/ Nan Zhang
Name: Nan Zhang
Title: Authorized Signatory

ACTION TOWN INTERNATIONAL LIMITED

	By:	/s/ Nan Zhang
Name: Nan Zhang
Title: Director